Sandler O’Neill + Partners
Investor Presentation
August 7, 2008

Forward Looking Statement
■ Statements contained in this presentation which are not
 historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of
 1995. Such forward-looking statements are subject to risks
 and uncertainties which could cause actual results to differ materially from estimated results. Such risks and
 uncertainties are detailed in the Company’s filings with the
 Securities and Exchange Commission.

Investment
Summary
■ Solid foundation built upon 20 years of proven performance.
■ Strong, experienced management.
■ Board and management are focused on shareholder value.
■ When our banks were started, we knew our shareholders. Even today, our stockholder base remains predominantly local. Thus, we feel personally accountable to them for our performance.
■ Profit driven operating philosophy as opposed to growth driven.
■ Strategic plan provides for growth through mergers and
 acquisitions of established, profitable companies.

About Us
■ Multi-bank holding company
■ Bank of Hampton Roads
■ Shore Bank
■ $845 million in assets
■ $723 million in loans
■ $636 million in deposits
■ $107 million in capital
■ $14.5 million legal lending limit

Our Banks
■ Bank of Hampton Roads
■ Opened 1987
■ Shore Bank
■ Opened 1961
■ Acquired by HMPR in 2008
■ Only community bank
headquartered
on the Eastern Shore of Virginia.
■ 27 branches in
 Virginia/Maryland

Our Banks
■ Safety and Soundness
■ Bank of Hampton Roads
■ Financial Safety Rating of “A” awarded by
TheStreet.com
■ Superior 5-Star rating by BauerFinancial for 53
consecutive quarters, or over 13 years
■ On BauerFinancial’s list of recommended banks since 1989.

Stock Listing
■ NASDAQ Global Select Market
■ NASDAQ’s highest market tier
■ Shares trade under the symbol “HMPR”
■ Total market capitalization as of August 6, 2008
■ $162,729,923
■ Based on market price of $12.37/share

Board of Directors
■ High net worth individuals
■ Active business people
■ Stock ownership
■ 13,155,208 shares outstanding
■ Insider ownership equals 14.8%
■ Strong vested interest in our success, equally
 aligned with that of shareholders

Board of Directors
■ Emil A. Viola
■ Chairman of the Board
■ Vico Construction Corporation
■ Jack W. Gibson
■ Vice Chairman
■ Hampton Roads Bankshares
■ President and CEO
■ Henry P. Custis, Jr.
■ Custis, Lewis & Dix
■ Douglas J. Glenn
■ Former Partner, Pender & Coward, P.C.
■ Hampton Roads Bankshares
■ Executive Vice President
■ Herman A. Hall, III
■ Hallmark Development, LLC
■ Richard F. Hall, III
■ Loblolly Farms, Owner
■ Scott C. Harvard
■ Hampton Roads Bankshares
■ Executive Vice President
■ President of Shore Bank
■ Chairman FHLB of Atlanta
■ Robert R. Kinser
■ Basnight, Kinser, et. al.
■ Bobby L. Ralph
■ Former Mayor of the City of Suffolk
■ Jordan E. Slone
■ Harbor Group International
■ Chairman and CEO
■ Roland Carroll Smith, Sr.
■ Hearndon Construction Corp.
■ President and CEO
■ Patricia M. Windsor
■ Lakeside Construction Corp., Retired
■ W. Lewis Witt
■ Inner-View, Ltd., Owner

Board of Directors
■ Board is stable and committed to long-term value
■ A blend of experience and new perspectives
■ Three chairmen in twenty years
■ Emil Viola is a founding director and Chairman of the Board since 1991
■ Herman Hall is a founding director
■ Lewis Witt was Chairman of Coastal Virginia Bank and has been a director since that acquisition in 1992
■ Henry Custis remains Chairman of Shore Bank; has served on the
Shore Bank Board since 1987

Executive
Management
■ Stable, talented and loyal executive management team
■ Jack Gibson, 58
■ 21 years; President and CEO since inception
■ Renee’ McKinney, 43
■ 21 years; one of ten original employees
■ Tiffany Glenn, 38
■ 15 years; started as a teller
■ Lorelle Fritsch, 41
■ 13 years; CFO; CPA who originally joined the bank as an accounting officer
■ Julie Anderson, 50
■ 9 years; 30 years lending experience
■ Greg Marshall, 49
■ 7 years; 18 years lending experience
■ Doug Glenn, 41
■ 3 years as a director; management depth for growth
■ Scott Harvard, 53
■ 21 years as President and CEO of Shore Bank; current Chairman of FHLB Atlanta
■ Business people working in the banking industry
■ Three CPA’s, one attorney

Performance for
Shareholders
■ Growth with profitability
■ From 2002 to 2007, total assets nearly doubled from $299 million to
$564 million
■ In the same 5 year period, net income more than doubled from $3.2 million to $6.8 million
■ 20 consecutive years of earnings increases
■ 16 years of increased dividends
■ $31 million paid or 57% of cumulative net income
■ 2008 dividends expected to total $0.44 per share
■ Based on current stock price of $12.01, yield equates to 3.66%
■ Performance ratios exceed peer comparisons
■ Net interest margin among the highest of any Virginia bank
■ Consistent balance sheet growth without sacrificing asset quality

Our Markets
■ Our markets provide for growth and profitability.

Our Markets
■ Make money by:
■ Buying right
■ Selling right
■ Supply Market
■ Shore Bank
■ Demand Market
■ Bank of Hampton Roads

Our Markets
■ Hampton Roads’ strategic, mid-Atlantic location and superior transportation network provide swift access to world and
 domestic markets
■ Population is 1.6 million
■ Fifth largest metro area in the Southeast, and the second largest between Washington, DC and Atlanta
■ Labor force surpasses 800,000 and unemployment averages
 between 3 and 4 percent
■ Over 15,000 highly-skilled, exiting military annually
■ One of the lowest combined state and local tax rates in the nation

Our Markets
■ Eastern Shore of Virginia
■ Solid population and median household income growth in recent years
■ Significant residential development in Northampton County, including
Bay Creek - a 3,000 unit gated community with two golf courses designed by Arnold Palmer and Jack Nicklaus
■ Salisbury, Maryland
■ Crossroads of the Delmarva Peninsula
■ Regional hub for industry, commerce, and healthcare

Diversified
Economy

Sample Companies
in Our Markets
■ Norfolk Southern
■ Smithfield Foods, Inc.
■ Northrop Grumman
■ Maersk Sealand
■ Aerotech Research USA, Inc.
■ Wallops Flight Facility (NASA)
■ Sentara Healthcare
■ Perdue Farms
■ Lockheed Martin Center for Innovation

Stockholder Value
Philosophy
■ Growth driven by profitability.
■ Focus on earnings.
■ Consistent dividends.
■ Orderly market.
■ Performance-driven employee benefit
 programs that are oriented for the long-term.

Profit-Driven versus
Growth-Driven Banks
■ HMPR is a profit-driven bank holding company
■ Profit-Driven Banks
■ Longer term timeframe
■ Higher dividend yield
■ Greater stability in stock price
■ More orderly market for exiting your position
■ i.e. more likely to have buy back programs

Profit-Driven versus
Growth-Driven Banks
■ Profit-Driven Banks
■ Less dependent on other sources of income.
■ Mortgages
■ Insurance
■ Brokerage
■ Real Estate
■ Longer timeframe, higher dividend yield, steady
growth of capital over the long term.
■ Less potential for dilution
■ Earnings provide capital for growth.

Growth-Driven Banks
vs. Profit-Driven Banks
■ Rapid de novo branching/offices - build new offices in existing strong markets in today’s dollars
■ Even with the best loan officers…
■ Have to attract customers by offering better rates
■ Lower yields
■ Pressure for high production
■ Have to offer higher salaries
■ More expensive benefits
■ Deferred Compensation Plans vs. Incentive Driven Performance Rewards
■ Lower Yields - Higher Costs
■ Need to fund loans - Higher interest expense
■ Need to raise new capital more often
■ Trust preferred and convertibles
■ Potential dilution

Growth Banks versus
Profit-Driven Banks
■ Rapid de novo growth:
■ Narrowing margins
■ Higher costs
■ Lower dividends to preserve capital
■ Lesser degree of loyalty to stockholders due
to disassociation

Our Vision
■ Relocated corporate
 headquarters to Norfolk in
 November 2005
■ Vision to be market leader
■ Solid foundation for growth
■ Shore Bank strengthens
 HMPR and provides
 opportunity for DelMarVA
 growth

$
$200
$400
$600
$800
$1000
Loans
Deposits
Assets
2006
2007
Jun-08
Balance Sheet
Growth
In Millions

$
$100
$200
$300
$400
$500
Construction Loans
Total Loans
Construction Loans/
Total Loans

Note: Recoveries exceeded charge-offs by $40,897 in 2005; $133,446 in 2006; and $6,309 through 06/30/2008.
$
$1
$2
$3
$4
$5
$6
$7
$8
$9
Net Charge-Offs
Loan Loss Reserve
Charge Off History
Compared to
Loan Loss Reserve

*Peer Average Source: Federal Financial Institutions Examination Council
Gold indicates Hampton Roads Bankshares; Green indicates peer average.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
Net Interest Margin

0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Return on
Average Assets

$
$1
$2
$3
$4
$5
$6
$7
$8
HMPR Net Income

Total paid/declared = $30,636,047
Reinvested = $18,199,331 or 59%
$.0
$.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
Check
Reinvestment
Declared
Dividends Paid
Non-GAAP Presentation

Our Vision
■ Emphasis on growth without changing
 philosophy about profitability
■ Build return on shareholders’ investments
■ Combinations that have economic substance
 and long-term value
■ Balance deposit growth with loan growth
■ Geographic continuity
■ Emphasis on customer service

Our Fundamentals
■ Committed to our stockholders
■ Committed to our customers
■ Committed to our employees
■ Committed to our communities

Strategic Objectives
Parallel tracks
■ Grow the core banks
■ Market share in VA
■ Market share in MD
■ Fill in branch footprint
■ Internet banking
■ Community bank service
■ Sources of new revenue
■ Expand customer
relationships
■ Expansion
■ DelMarVa into MD/DE
■ The Peninsula and
Eastern Virginia
■ Branch acquisitions
■ Bank acquisitions
■ Bank affiliations